                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2003

                               CELL PATHWAYS, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                     000-24889                 23-2969600
     -----------------          ----------------------      --------------------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

          702 Electronic Drive
          Horsham, Pennsylvania                           19044
------------------------------------------        -----------------------
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (215) 760-3800
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Cell Pathways, Inc., a Delaware corporation ("Cell Pathways"), has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of February 7, 2003 by and among Cell Pathways, OSI Pharmaceuticals, Inc., a Delaware corporation ("Parent"), and CP Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Cell Pathways (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and Cell Pathways will continue as the surviving corporation and a wholly-owned subsidiary of Parent. The Merger Agreement and a press release issued by Cell Pathways on February 10, 2003 announcing the execution of the Merger Agreement are attached to this Form 8-K as Exhibits 2.1 and 99.1, respectively.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)      Exhibits.

Exhibit Number                   Description of Document
--------------                   -----------------------
2.1                      Agreement and Plan of Merger dated as of February
                         7, 2003 by and among Cell Pathways, Inc., OSI
                         Pharmaceuticals, Inc. and CP Merger Corporation.

99.1 Press Release dated February 10, 2003 announcing the execution of the Agreement and Plan of Merger dated as of February 7, 2003 by and among Cell
                         Pathways, Inc., OSI Pharmaceuticals, Inc. and CP
                         Merger Corporation.

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CELL PATHWAYS, INC.

                                       By: /s/ Robert J. Towarnicki
                                           ------------------------
                                           Robert J. Towarnicki
                                           President and Chief Executive Officer

Dated: February 12, 2003

                                       -3-

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                                  Exhibit Index

Exhibit
-------
2.1                       Agreement and Plan of Merger dated as of February
                          7, 2003 by and among Cell Pathways, Inc., OSI
                          Pharmaceuticals, Inc. and CP Merger Corporation.

99.1 Press Release dated February 10, 2003 announcing the execution of the Agreement and Plan of Merger dated as of February 7, 2003 by and among Cell
                          Pathways, Inc., OSI Pharmaceuticals, Inc. and CP
                          Merger Corporation.